Exhibit 99.1

NEWS RELEASE

Valvoline Inc. Announces Completion of Final Separation and Beginning as an Independent Company

LEXINGTON, KY, May 15, 2017 – Valvoline Inc. (“Valvoline”) (NYSE: VVV) announced today that on May 12, 2017 Ashland Global Holdings Inc. (“Ashland”) (NYSE: ASH) completed the previously announced distribution of 170,000,000 shares of common stock of Valvoline as a pro rata dividend on shares of Ashland common stock outstanding at the close of business on the record date of May 5, 2017.  Valvoline will join the S&P MidCap 400 Index effective May 16, 2017.

Based on the shares of Ashland common stock outstanding as of May 5, 2017, the record date for the distribution, each share of Ashland common stock received 2.745338 shares of Valvoline common stock in the distribution.

Fractional shares of Valvoline common stock were not distributed to Ashland stockholders. Instead, the fractional shares of Valvoline common stock will be aggregated and sold in the open market, with the net proceeds distributed pro rata in the form of cash payments to Ashland stockholders who would otherwise receive Valvoline fractional shares. The distribution was structured to qualify as a tax-free distribution to Ashland stockholders for U.S. federal income tax purposes. Cash received in lieu of fractional shares will, however, be taxable. Ashland stockholders should consult their tax advisors with respect to U.S. federal, state, local and foreign tax consequences of the distribution.

“Now, as both an independent company and an iconic 150-year-old brand, we are well-positioned for growth in the U.S. and around the world,” said Sam Mitchell, Valvoline’s chief executive officer. “Our entire organization is very excited and focused on the opportunities that lie ahead of us as we build the world’s leading engine and automotive maintenance business.”

About ValvolineTM

Valvoline Inc. is a leading worldwide producer and distributor of premium-branded automotive, commercial and industrial lubricants, and automotive chemicals. Valvoline ranks as the #2 quick-lube chain by number of stores and #3 passenger car motor oil brand in the DIY market by volume in the United States. The brand operates and franchises more than 1,070 Valvoline Instant Oil ChangeSM centers in the United States. It also markets ValvolineTM lubricants and automotive chemicals; MaxLifeTM lubricants created for higher-mileage engines, SynPowerTM synthetic motor oil; and ZerexTM antifreeze. Visit www.valvoline.com to learn more.

Forward-Looking Statements

This news release contains forward-looking statements including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, contained in this news release, including statements regarding our industry, position, goals, strategy, future operations, financial position, revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, dividends, plans and objectives of management  are forward-looking statements. Valvoline™ has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Valvoline may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (“SEC”), news releases and other written and oral communications. These forward-looking statements are based on Valvoline’s current expectations and assumptions regarding, as of the date such statements are made, Valvoline’s future operating performance and financial condition, including Valvoline’s separation from Ashland (the “Separation”) and Valvoline’s future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances. Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: demand for Valvoline’s products and services; sales growth in emerging markets; the prices and margins of Valvoline’s products and services; the strength of Valvoline’s reputation and brand; Valvoline’s ability to develop and successfully market new products and implement its digital platforms; Valvoline’s ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the Separation; Valvoline’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and Valvoline’s ability to repay debt) and other liabilities; operating as a stand-alone public company; Valvoline’s ongoing relationship with Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that Valvoline may not realize the anticipated benefits from such transactions or difficulties with integration). These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this news release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although Valvoline believes that the expectations reflected in these forward-looking statements are reasonable, Valvoline cannot guarantee future results, level of activity, performance or achievements. In addition, neither Valvoline nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Valvoline or any other person that Valvoline will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this news release.

Other important factors that could cause actual results to differ materially from those contained in these forward-looking statements are discussed under “Use of estimates, risks and uncertainties” in Note 2 of Notes to Consolidated Financial Statements and in “Item 1A. Risk Factors” in Valvoline’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the SEC, which is available on Valvoline’s website at http://www.valvoline.com or on the SEC’s website at http://www.sec.gov. Any references to our website are intended to be inactive textual references only, and information on Valvoline’s website is not incorporated into or a part of this news release. Except as required by law, Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. All forward-looking statements attributable to Valvoline are expressly qualified in their entirety by these cautionary statements as well as others made in this news release and hereafter in our other SEC filings and public communications. You should evaluate all forward-looking statements made by us in the context of these risks and uncertainties.

TM Trademark, Valvoline or its subsidiaries, registered in various countries
SM Service mark, Valvoline or its subsidiaries, registered in various countries

FOR FURTHER INFORMATION

Investor Relations
Sean T. Cornett
+1 (859) 357-2798
scornett@valvoline.com

Media Relations
Valerie Schirmer
+1 (859) 357-3235
vschirmer@valvoline.com